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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 3, 2003

McDONALD'S CORPORATION
(Exact name of Registrant as specified in Charter)

Delaware (State or other jurisdiction of incorporation)	1-5231 (Commission File No.)	36-2361282 (IRS Employer Identification No.)
One McDonald's Plaza Oak Brook, Illinois 60523 (630) 623-3000 (Address and Phone Number of Principal Executive Offices)

Item 9.    Regulation FD Disclosure

        McDonald's Corporation published an investment profile entitled "McDonald's revitalization plan," a copy of which is attached and furnished as Exhibit 99 hereto.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD'S CORPORATION
(Registrant)
Date: November 3, 2003	By:	/s/ PETER J. BENSEN Peter J. Bensen Corporate Vice President—Assistant Controller

Exhibit Index

Exhibit No.
99	Investment Profile entitled "McDonald's revitalization plan."

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SIGNATURE
Exhibit Index